Supplement dated July 28, 2026

to the

Prospectuses dated May 1, 2026

for

Commonwealth Annuity Advantage Variable Annuity

ExecAnnuity Plus 91 and 93 Variable Annuity

Issued by Commonwealth Annuity and Life Insurance Company

through its Separate Account VA-K

Fund Name Change

Effective September 30, 2026, the Global Atlantic BlackRock High Yield Portfolio will be renamed the Global Atlantic BlackRock Multi-Sector Fixed Income Portfolio.

Fund Reorganization

The Board of Trustees (the “Board”) of the Forethought Variable Insurance Trust (the “Trust”) approved an Agreement and Plan of Reorganization (the “Plan”) that provides for the reorganization of the Global Atlantic Goldman Sachs Core Fixed Income Portfolio (Acquired Portfolio) into the Global Atlantic BlackRock High Yield Portfolio (Acquiring Portfolio) (the “Reorganization”). The Reorganization is expected to take place on or about the close of business on October 2, 2026 (the “Closing Date”).

Effective after the close of business on October 1, 2026

•	You will no longer be able to allocate new purchase payments to the Acquired Portfolio. If any portion of your future purchase payment is allocated to the Acquired Portfolio, you should provide us new allocation instructions prior to October 1, 2026;

•	You will no longer be able to make Sub-Account transfers to the Acquired Portfolio;

•	Program enrollments (Dollar Cost Averaging, Automatic Account Rebalancing and Systematic Withdrawal programs) will continue uninterrupted and will be automatically updated to reflect the Acquiring Portfolio, unless you provide us with new enrollment instructions prior to October 1, 2026.

Effective after the Closing Date

•	Any Contract value allocated to the Acquired Portfolio will be reallocated to the corresponding Acquiring Portfolio. Prior to the Closing Date, you may transfer any Contract value that is invested in the Acquired Portfolio to other investment options currently available under your Contract.

Upon completion of the Reorganization, all references to the Acquired Portfolio in the prospectus are deleted and replaced with the Acquiring Portfolio.

Information Pertaining to the Sub-Account Transfer Rule:

•	Any money currently invested in the Acquired Portfolio may be redirected to investment options currently available under your Contract and will not count as a transfer toward the limitation of allowable transfers per Contract year.

•	The transfer of your Contract value from the Acquired Portfolio as a result of the Reorganizations will not be counted against any limitation on the number of transfers that may be performed.

•	During the 60 days after the Closing Date, you will be allowed one Sub-Account transfer from the Acquiring Portfolio that will not count as a transfer toward the limitation of allowable transfers per Contract year.

This Supplement Should Be Retained with Your Prospectus for Future Reference.

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